UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

BETTER FOR YOU WELLNESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1349 East Broad Street
 Columbus, Ohio, United States 43205
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (614) 368-9898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

"We", "Us", "The Issuer" and or "the Company" refer to Better For You Wellness, Inc., a Nevada Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On December 14, 2021, the Company's Board of Directors (the "Board") unanimously approved the appointment of Christina Jefferson to the Board as an Independent Director, effective January 1, 2022, in order to replace Leslie Bumgarner whose resignation, as previously announced, will become effective December 31, 2021.

Ms. Jefferson does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. At this time, the Company does not have any written employment agreements or other formal compensation agreements with our new officer(s) and director(s). Compensation arrangements are the subject of ongoing development and the Company will disclose any compensatory arrangements entered into in the future.

Ms. Jefferson has spent her career as a leader in the diversity, equity, and inclusion field and currently serves as the Director of Diversity, Equity, and Inclusion for the San Francisco 49ers. Jefferson spent six years of her career with Sephora, leading their diversity and inclusion efforts companywide. During her time at Sephora, Jefferson rose through the ranks working on social impact and diversity and inclusion programs to foster inclusivity across stores, corporate offices, and distribution centers. Jefferson was instrumental in building a talent pipeline to identify and hire individuals from underrepresented groups. In addition to her work internally, Jefferson also advocated for inclusive marketing campaigns and more during her time there. Jefferson sits on several boards, including the Jewish Community Relations Council of San Francisco and Congregation Sherith Israel. Jefferson earned her B.S. from the University of Southern Indiana and her Masters in Human Resource Management from Golden Gate University.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.
Dated: December 18, 2021	/s/ Ian James
Ian James Chief Executive Officer